SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2001



                               nightclubaccess.com
                  (Exact name of registrant as specified in its
                                    charter)

541 Howe Street, Suite 200, Vancouver, British Columbia, Canada         V6E 2C2
---------------------------------------------------------------       ---------
(Address of principal executive offices)                              (Zip Code)

                                  604.689.4512
                                  ------------
              (Registrant's telephone number, including area code)

                                    CCB Corp.
                                    ---------
                          23 Corporate Plaza, Suite 180
                          -----------------------------
                             Newport Beach, CA 92663
                             -----------------------
          (Former name or former address, if changed since last report)

Nevada
------                                    000-31445                  33-0921221
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)




                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 3
                      Index to Exhibits specified on Page 2

ITEM 5.  OTHER EVENTS
---------------------

Effective July 6, 2001, we acquired all of the outstanding shares of common stock of nightclubaccess.com, a Nevada corporation, which subsequently dissolved. On October 3, 2001, we filed a Certificate of Amendment to our Articles of Incorporation to change our name to nightclubaccess.com.
                                                --------------------
Index to Exhibits
-----------------

3.1      Certificate of Amendment of Articles of Incorporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                                       nightclubaccess.com


DATED:  October 18, 2001                          By:  /s/ John Meier
                                                       ------------------------
                                                       John H. Meier, President